UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2009

Thomas Weisel Partners Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	No. 000-51730	No. 20-3550472
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Montgomery Street San Francisco, California		94104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 364-2500

N.A.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition

On July 29, 2009, Thomas Weisel Partners Group, Inc. (the “Registrant”) issued a press release announcing financial results for its second quarter ended June 30, 2009. A copy of the Registrant’s press release containing this information is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

The information furnished in this report, including Exhibit 99.1, shall not be deemed to constitute an admission that such information or exhibit is required to be furnished pursuant to Regulation FD or that such information or exhibit contains material information that is not otherwise publicly available. In addition, the Registrant does not assume any obligation to update such information or exhibit in the future.

Item 5.02                      Compensatory Arrangements of Certain Officers.

(e) On July 27, 2009, the Registrant entered into the President Employment Agreement with Lionel F. Conacher, our President and Chief Operating Officer.  The President Employment Agreement replaces the Amended and Restated President Employment Agreement and will take effect on January 1, 2010.  The President Employment Agreement is substantially similar to the Amended and Restated President Employment Agreement that was filed as an exhibit to our 2008 Annual Report on Form 10-K, except for changes made to remove provisions relating to the “transition period,” which will be completed as at December 31, 2009.

The description of the President Employment Agreement above is qualified in its entirety by reference to the President  Employment Agreement of Lionel F. Conacher, a copy of which is filed as Exhibit 10.1 and is incorporated by reference herein.

(e) On July 27, 2009, the Registrant entered into a Relocation Agreement with Conacher.  The Relocation Agreement sets forth terms and conditions applicable to Conahcer’s relocation from Canada to the Registrant’s San Francisco Office.

The description of  the Relocation Agreement above is qualified in its entirety by reference to the Relocation Agreement, a copy of which is filed as Exhibit 10.2 and is incorporated by reference herein.

(e) On July 27, 2009, the Registrant entered into a Side Agreement with Conacher.  The Side Agreement sets forth the agreement with miscellaneous matters relating to the Relocation Agreement and the President Employment Agreement.

The description of the Side Agreement above is qualified in its entirety by reference to the Side Agreement, a copy of which is filed as Exhibit 10.3 and is incorporated by reference herein.

Item 7.01                      Regulation FD Disclosure

The Registrant is announcing that during the time period between August 5 and September 30, 2009 it may make presentations to individual institutional investors. A copy of the presentation materials to be utilized during these presentations will be available prior to the initiation of any presentations on the Investor Relations section of the company’s website at www.tweisel.com. These materials will be removed from the website after a period following the conclusion of these presentations.

The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the company under the Securities Act of 1933 or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

The information furnished pursuant to this Item 7.01 shall not be deemed to constitute an admission that such information is required to be furnished pursuant to Regulation FD or that such information contains material information that is not otherwise publicly available. In addition, the Registrant does not assume any obligation to update such information in the future.

Item 8.01                      Other Events

On July 29, 2009, the Registrant issued a press release announcing a strategic alliance between its affiliate, Thomas Weisel Asset Management LLC (“TWAM”), with Geologic Resource Partners LLC (“GRP”), a $330 million investment management company that invests globally in early stage precious and industrial metals and mining companies.  TWAM will consult and guide GRP in asset gathering, operations, compliance and administration.  GRP will assist TWAM in building out its asset management capabilities in the natural resource sector.

A copy of the Registrant’s press release containing this information is being furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 8.01, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

The information furnished in this report, including Exhibit 99.2, shall not be deemed to constitute an admission that such information or exhibit is required to be furnished pursuant to Regulation FD or that such information or exhibit contains material information that is not otherwise publicly available. In addition, the Registrant does not assume any obligation to update such information or exhibit in the future.

Item 9.01                      Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K:

99.1  Press release of the Registrant, dated July 29, 2009.
99.2  Press release of the Registrant, dated July 29, 2009.

The following exhibits are filed as part of this Current Report on Form 8-K:

10.1	President’s Employment Agreement
10.2	Relocation Agreement
10.3	Side Letter

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thomas Weisel Partners Group, Inc.

Date: July 29, 2009	By:	/s/ Ryan Stroub
Name : Ryan Stroub
Title: Chief Financial Officer

EXHIBIT INDEX

10.1	President’s Employment Agreement
10.2	Relocation Agreement
10.3	Side Letter
99.1	Press release of the Registrant, dated July 29, 2009
99.2	Press release of the Registrant, dated July 29, 2009